                         SUPPLEMENT DATED JULY 7, 2003
                TO THE PROSPECTUS FOR THE PRINCIPAL MUTUAL FUNDS
                              DATED MARCH 1, 2003

PRINCIPAL LIMITED TERM BOND FUND, INC.

   As of June 16, 2003, Kevin W. Croft is no longer a portfolio manager for this Fund. The Principal Global Investors fixed-income team is responsible for day-to-day Fund management. Martin J. Schafer is lead portfolio manager for the team. Mr. Schafer specializes in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a bachelor's degree in accounting and finance from the University of Iowa.

On page 57, the following bullet is added to the section Waiver of the sales charge (Class B shares):

.. from an account in a qualified plan administered by Metavante unless the sale is associated with the termination of the plan.

On page 80, under the section Signature Guarantees, the first bullet is changed to read:

.. If you sell more than $100,000 (in the aggregate) from the Funds

PRINCIPAL TAX-EXEMPT BOND FUND, INC.

   As of July 7, 2003, the day-to-day management of the Fund is being performed by Thomas V. Catus. Mr. Catus specializes in municipal bonds. Prior to joining the Principal Financial Group in 2000, he was a chief financial officer at Franklin Leasing and a fixed income analyst and trader at Cleary Gull. Mr. Catus received an MBA in finance from the University of Iowa and a BBA in transportation and logistics from Iowa State University. He is a CFA charterholder, a member of the Iowa Society of Financial Analysts and a member of the Association of Investment Management and Research (AIMR).




MM 625 S-29